UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2014

FRANKLIN CREDIT MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54781	75-2243266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code: (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Franklin Credit Management Corporation (the “Company”) held its 2014 Annual Meeting of Stockholders on June 10, 2014. The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the Company’s 2014 Annual Meeting. Final voting results are shown below.

(1) Election of the following individuals to Class III of the Board of Directors of the Company for a term of three years.

Election of Directors	For	Withheld
Thomas J. Axon	7,090,544	13,566
Allan R. Lyons	7,090,644	13,556

Broker Non-Votes: 0

(2) Ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Marcum LLP to serve as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2014.

Ratification of Independent Registered Public Accounting Firm	For	Against	Abstain
	8,474,927	1,222	5,858

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2014

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:	/s/ Kevin P. Gildea
Name: Title:	Kevin P. Gildea EVP, Chief Legal Officer & Secretary